Exhibit 99.2
Weyerhaeuser Company
Q4.2011 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010

Net sales and revenues	$1,422	$1,610	$1,569	$1,615	$1,516	$6,216	$5,954
Cost of products sold	1,177	1,343	1,283	1,317	1,222	5,120	4,831
Gross margin	245	267	286	298	294	1,096	1,123
Selling, general and administrative expenses	172	145	135	149	171	601	650
Research and development expenses	7	7	7	9	10	30	34
Charges for restructuring, closures and impairments	4	7	41	31	126	83	148
Other operating costs (income), net	(174)	(19)	3	(22)	(67)	(212)	(163)
Operating income	236	127	100	131	54	594	454
Interest income and other	11	9	15	12	10	47	83
Impairment of investments and other related charges	—	—	—	—	(3)	—	(3)
Interest expense, net of capitalized interest	(93)	(117)	(86)	(88)	(96)	(384)	(452)
Earnings (loss) from continuing operations before income taxes	154	19	29	55	(35)	257	82
Income taxes (1)	(56)	4	104	10	206	62	1,192
Earnings from continuing operations	98	23	133	65	171	319	1,274
Earnings (loss) from discontinued operations, net of income taxes	1	(13)	24	—	—	12	9
Net earnings	99	10	157	65	171	331	1,283
Less: net earnings attributable to noncontrolling interests	—	—	—	—	—	—	(2)
Net earnings attributable to Weyerhaeuser common shareholders	$99	$10	$157	$65	$171	$331	$1,281

(1) Third quarter includes an $83 million and year-to-date 2011 includes a $76 million tax benefit related to foreign tax credits. Year-to-date 2010 includes $1.043 billion income for the reversal of deferred tax liabilities associated with the conversion to REIT status partially offset by $39 million for tax charges related to the elimination of the ability to claim a tax deduction provided to retirees and reimbursed under the Medicare Part D subsidy beginning in 2013, state tax law and rate changes, unrecognized tax benefits and other adjustments.

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010

Earnings (loss) per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.18	$0.04	$0.25	$0.12	$0.32	$0.60	$3.97
Discontinued operations	—	(0.02)	0.04	—	—	0.02	0.03
Net earnings per share	$0.18	$0.02	$0.29	$0.12	$0.32	$0.62	$4.00
Earnings (loss) per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.18	$0.04	$0.25	$0.12	$0.32	$0.59	$3.96
Discontinued operations	—	(0.02)	0.04	—	—	0.02	0.03
Net earnings per share	$0.18	$0.02	$0.29	$0.12	$0.32	$0.61	$3.99
Dividends paid per share	$0.15	$0.15	$0.15	$0.15	$0.05	$0.60	$26.61
Weighted average shares outstanding (in thousands):
Basic	537,140	538,599	537,969	536.432	535,956	537,534	319,976
Diluted	540,476	541,095	539,827	538.119	538,376	539,879	321,096
Common shares outstanding at end of period (in thousands)	538,408	538,640	537,210	536,425	535,976	536,425	535,976

Weyerhaeuser Company
Q4.2011 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2010

ASSETS
Forest Products:
Current assets:
Cash and cash equivalents	$1,459	$877	$969	$950	$1,466
Receivables, less allowances	505	533	467	490	451
Inventories	544	513	468	476	478
Prepaid expenses	85	115	81	68	81
Deferred tax assets	155	167	106	81	113
Total current assets	2,748	2,205	2,091	2,065	2,589
Property and equipment, net	3,151	3,083	2,943	2,901	3,217
Construction in progress	149	137	122	145	123
Timber and timberlands at cost, less depletion charged to disposals	4,003	3,987	3,997	3,978	4,035
Investments in and advances to equity affiliates	192	191	194	192	194
Goodwill	40	40	40	40	40
Other assets	424	511	558	444	363
Restricted assets held by special purpose entities	914	915	914	916	915
	11,621	11,069	10,859	10,681	11,476
Real Estate:
Cash and cash equivalents	4	4	2	3	1
Receivables, less allowances	54	36	31	41	51
Real estate in process of development and for sale	515	535	549	555	517
Land being processed for development	978	988	989	936	974
Investments in and advances to equity affiliates	15	15	15	21	16
Deferred tax assets	266	263	260	240	266
Other assets	119	121	122	113	120
Consolidated assets not owned	8	8	8	8	8
	1,959	1,970	1,976	1,917	1,953
Total assets	$13,580	$13,039	$12,835	$12,598	$13,429

LIABILITIES AND EQUITY
Forest Products:
Current liabilities:
Current maturities of long-term debt	$—	$—	$11	$12	$—
Accounts payable	359	326	305	336	340
Accrued liabilities	686	712	672	593	734
Total current liabilities	1,045	1,038	988	941	1,074
Long-term debt	4,710	4,192	4,181	4,181	4,710
Deferred income taxes	485	533	440	93	366
Deferred pension and other postretirement benefits	908	835	797	1,467	930
Other liabilities	405	412	335	408	393
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	771	774	773	776	772
	8,324	7,784	7,514	7,866	8,245
Real Estate:
Long-term debt	348	318	318	285	350
Other liabilities	196	193	196	172	212
Consolidated liabilities not owned	8	8	8	8	8
	552	519	522	465	570
Total liabilities	8,876	8,303	8,036	8,331	8,815
Equity:
Total Weyerhaeuser shareholders' interest	4,702	4,734	4,795	4,263	4,612
Noncontrolling interests	2	2	4	4	2
Total equity	4,704	4,736	4,799	4,267	4,614
Total liabilities and equity	$13,580	$13,039	$12,835	$12,598	$13,429

Weyerhaeuser Company
Q4.2011 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010

Cash flows from operations:
Net earnings	$99	$10	$157	$65	$171	$331	$1,283
Noncash charges (credits) to income:
Depreciation, depletion and amortization	123	120	120	117	127	480	503
Deferred income taxes, net	39	(13)	(103)	51	(317)	(26)	(1,257)
Pension and other postretirement benefits	24	19	17	21	(2)	81	(21)
Share-based compensation expense	14	3	2	6	8	25	24
Charges for impairment of assets	1	2	34	19	112	56	117
Net gains on dispositions of assets and operations	(156)	(20)	(51)	(9)	(46)	(236)	(149)
Foreign exchange transaction (gains) losses	(7)	(1)	19	(5)	(4)	6	(8)
Change in:				—
Receivables less allowances	(59)	(10)	35	(19)	36	(53)	(67)
Receivable for taxes	1	—	6	(21)	62	(14)	583
Inventories	(66)	35	(9)	(6)	2	(46)	(30)
Real estate and land	(2)	(32)	(15)	37	48	(12)	5
Prepaid expenses	(10)	(4)	—	17	14	3	6
Accounts payable and accrued liabilities	(38)	15	(51)	(83)	(12)	(157)	(53)
Deposits on land positions and other assets	—	(4)	(5)	5	3	(4)	(10)
Pension and postretirement contributions	(19)	(18)	(27)	(79)	(43)	(143)	(280)
Other	(31)	12	(12)	31	66	—	43
Net cash from operations	(87)	114	117	147	225	291	689

Cash flows from investing activities:
Property and equipment	(35)	(39)	(62)	(76)	(79)	(212)	(194)
Timberlands reforestation	(12)	(7)	(4)	(6)	(10)	(29)	(36)
Redemption of short-term investments	—	—	—	—	2	—	49
Proceeds from sale of assets and operations	193	3	157	9	53	362	213
Repayments from pension trust	—	—	—	—	—	—	146
Other	5	(10)	(1)	7	(17)	1	(14)
Cash from investing activities	151	(53)	90	(66)	(51)	122	164

Cash flows from financing activities:
Notes, commercial paper borrowings and revolving credit facilities, net	—	—	—	—	(1)	—	(4)
Cash dividends	(81)	(80)	(81)	(81)	(27)	(323)	(608)
Change in book overdrafts	(19)	1	(8)	28	17	2	(10)
Payments on debt	(2)	(548)	—	(33)	(65)	(583)	(632)
Exercises of stock options	34	3	—	1	—	38	—
Repurchase of common stock	—	—	(24)	(13)	—	(37)	—
Other	—	(19)	(4)	(1)	1	(24)	(1)
Cash from financing activities	(68)	(643)	(117)	(99)	(75)	(927)	(1,255)

Net change in cash and cash equivalents	(4)	(582)	90	(18)	99	(514)	(402)
Cash and cash equivalents at beginning of period	1,467	1,463	881	971	1,368	1,467	1,869
Cash and cash equivalents at end of period	$1,463	$881	$971	$953	$1,467	$953	$1,467
Cash paid (received) during the year for:
Interest, net of amount capitalized	$156	$91	$115	$58	$57	$420	$463
Income taxes	$2	$13	$6	$7	$(9)	$28	$(453)

Weyerhaeuser Company	Total Company Statistics
Q4.2011 Analyst Package
Preliminary results, subject to audit

Special Items Included in Net Earnings

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010

Net earnings	$99	$10	$157	$65	$171	$331	$1,281
Income tax adjustments	—	—	(83)	—	(177)	(83)	(1,181)
Gain on sale of wood products assets	—	—	—	—	—	—	(31)
Loss on early extinguishment of debt	—	16	—	—	—	16	33
Gain on sale of 82,000 acres of non-strategic timberlands	(96)	—	—	—	—	(96)	—
Charges for restructuring, closures and impairments	—	—	24	12	89	36	89
Charges related to the sale of hardwoods	—	6	8	—	—	14	—
Gain on sale of properties	—	—	(9)	—	—	(9)	—
Gain on sale of Westwood Shipping Lines	—	—	(31)	—	—	(31)	—
Gain on sale of rail roads	—	—	—	—	(31)	—	(31)
Net earnings before special items	$3	$32	$66	$77	$52	$178	$160

	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010

Net earnings per diluted share	$0.18	$0.02	$0.29	$0.12	$0.32	$0.61	$3.99
Income tax adjustments	—	—	(0.15)	—	(0.33)	(0.15)	(3.68)
Gain on sale of wood products assets	—	—	—	—	—	—	(0.10)
Loss on early extinguishment of debt	—	0.03	—	—	—	0.03	0.11
Gain on sale of 82,000 acres of non-strategic timberlands	(0.18)	—	—	—	—	(0.18)	—
Charges for restructuring, closures and impairments	—	—	0.04	0.02	0.17	0.07	0.28
Charges related to the sale of hardwoods	—	0.01	0.01	—	—	0.03	—
Gain on sale of properties	—	—	(0.01)	—	—	(0.02)	—
Gain on sale of Westwood Shipping Lines	—	—	(0.06)	—	—	(0.06)	—
Gain on sale of rail roads	—	—	—	—	(0.06)	—	(0.10)
Net earnings before special items per diluted share	$—	$0.06	$0.12	$0.14	$0.10	$0.33	$0.50

Selected Total Company Items, Excluding Discontinued Operations

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010

Depreciation, depletion and amortization:
Cost of products sold	$105	$105	$108	$104	$110	$422	$431
Selling, general and administrative expenses	16	13	12	13	15	54	64
Total depreciation, depletion and amortization	$121	$118	$120	$117	$125	$476	$495

Pension and postretirement costs (credits):
Pension and postretirement costs allocated to business segments	$10	$15	$9	$12	$11	$46	$39
Pension and postretirement costs (credits) retained by Corporate segment	12	3	6	5	(19)	26	(73)
Total company pension and postretirement costs (credits)	$22	$18	$15	$17	$(8)	$72	$(34)

Total decrease (increase) in Forest Products working capital	$(158)	$(21)	$69	$(63)	$139	$(173)	$731
Cash spent for capital expenditures	$(47)	$(44)	$(65)	$(82)	$(88)	$(238)	$(228)

Weyerhaeuser Company	Timberlands Segment
Q4.2011 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Trade sales and revenues (unaffiliated customers)	$230	$288	$252	$274	$1,044	$207	$874
Intersegment sales	191	134	154	167	646	164	603
Total net sales and revenues	421	422	406	441	1,690	371	1,477
Cost of products sold	320	296	321	359	1,296	298	1,129
Gross margin	101	126	85	82	394	73	348
Selling, general and administrative expenses	23	24	23	21	91	22	85
Research and development expenses	4	4	4	6	18	7	21
Charges for restructuring, closures and impairments	—	—	—	—	—	—	2
Other operating income, net	(166)	(13)	(3)	(14)	(196)	(11)	(39)
Operating income	240	111	61	69	481	55	279
Interest income and other	1	1	1	1	4	1	3
Net contribution to earnings	$241	$112	$62	$70	$485	$56	$282
Selected Segment Items

	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Depreciation, depletion and amortization	$31	$35	$34	$35	$135	$30	$118
Total decrease (increase) in working capital	$(16)	$(40)	$32	$(3)	$(27)	$(6)	$(10)
Cash spent for capital expenditures	$(14)	$(14)	$(12)	$(13)	$(53)	$(20)	$(72)
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Gain on sale of 82,000 acres of non-strategic timberlands	$152	$—	$—	$—	$152	$—	$—
Segment Statistics

		Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Third Party Net Sales and Revenue (millions)	Logs:
	West	$110	$152	$144	$139	$545	$97	$414
	South	41	49	53	53	196	41	145
	Canada	7	1	4	5	17	5	17
	Total logs	158	202	201	197	758	143	576
	Pay as cut timber sales	8	8	9	9	34	8	33
	Timberlands exchanges and dispositions	21	39	2	15	77	20	109
	Higher and better use land sales	4	2	5	14	25	4	22
	Minerals, oil and gas	14	15	14	10	53	14	60
	Products from international operations	17	21	21	27	86	16	65
	Other products	8	1	—	2	11	2	9
	Total	$230	$288	$252	$274	$1,044	$207	$874
Logs Third Party Sales Realizations (per cubic meter)	West	$100.20	$109.42	$104.27	$99.71	$103.57	$95.30	$92.59
	South	$41.22	$40.59	$39.11	$39.82	$40.10	$41.86	$43.21
	Canada	$34.73	$42.79	$33.73	$34.04	$34.65	$33.84	$33.11
	International	$22.12	$37.78	$33.73	$17.03	$28.11	$18.21	$19.01
Logs Third Party Sales Volumes (cubic meters, thousands)	West	1,095	1,391	1,385	1,396	5,267	1,020	4,476
	South	1,005	1,211	1,336	1,327	4,879	993	3,357
	Canada	194	23	116	146	479	141	507
	International	72	79	88	75	314	74	283
	Total	2,366	2,704	2,925	2,944	10,939	2,228	8,623
Logs Fee Depletion (cubic meters, thousands)	West	1,611	1,747	1,604	1,633	6,595	1,290	5,569
	South	2,180	2,355	2,535	2,668	9,738	2,116	8,197
	International	98	221	270	265	854	79	349
	Total	3,889	4,323	4,409	4,566	17,187	3,485	14,115

Weyerhaeuser Company	Wood Products Segment
Q4.2011 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Trade sales and revenues (unaffiliated customers)	$526	$605	$603	$542	$2,276	$487	$2,224
Intersegment sales	20	21	20	19	80	16	63
Total net sales and revenues	546	626	623	561	2,356	503	2,287
Cost of products sold	536	629	620	576	2,361	527	2,289
Gross margin	10	(3)	3	(15)	(5)	(24)	(2)
Selling, general and administrative expenses	50	49	47	46	192	58	250
Research and development expenses	1	1	1	1	4	1	5
Charges for restructuring, closures and impairments	2	4	38	20	64	102	113
Other operating income, net	(5)	(4)	(6)	(2)	(17)	(1)	(49)
Operating loss	(38)	(53)	(77)	(80)	(248)	(184)	(321)
Interest income and other	2	—	1	—	3	1	3
Net contribution to earnings from continuing operations	(36)	(53)	(76)	(80)	(245)	(183)	(318)
Net contribution to earnings from discontinued hardwoods operations	—	(8)	(17)	—	(25)	(5)	8
Net contribution to earnings	$(36)	$(61)	$(93)	$(80)	$(270)	$(188)	$(310)
Selected Segment Items, Excluding Hardwoods Operations

	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Depreciation, depletion and amortization	$39	$35	$36	$34	$144	$41	$170
Total decrease (increase) in working capital	$(115)	$43	$16	$21	$(35)	$26	$16
Cash spent for capital expenditures	$(6)	$(7)	$(8)	$(14)	$(35)	$(20)	$(31)
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Gain on sale of wood products assets	$—	$—	$—	$—	$—	$—	$52
Charges for restructuring, closures and impairments	—	—	(38)	(19)	(57)	(103)	(103)
Gain on sale of properties	—	—	5	—	5	—	—
Total special items from continuing operations	—	—	(33)	(19)	(52)	(103)	(51)
Charges related to sale of discontinued hardwoods operations	—	(9)	(13)	—	(22)	—	—
Total	$—	$(9)	$(46)	$(19)	$(74)	$(103)	$(51)
Segment Statistics

in millions, except for third-party sales realizations		Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Structural Lumber (board feet)	Third Party Net Sales and Revenue	$260	$290	$281	$256	$1,087	$241	$1,044
	Third Party Sales Realizations	$315.26	$300.84	$300.74	$296.09	$302.99	$292.63	$311.09
	Third Party Sales Volumes	826	963	934	863	3,586	822	3,356
	Production Volumes	893	903	890	842	3,528	785	3,289
Engineered Solid Section (cubic feet)	Third Party Net Sales and Revenue	$62	$71	$65	$55	$253	$59	$272
	Third Party Sales Realizations	$1,851.05	$1,904.83	$1,865.05	$1,782.64	$1,853.98	$1,853.91	$1,797.79
	Third Party Sales Volumes	3	4	4	3	14	3	15
	Production Volumes	4	3	4	2	13	3	15
Engineered I-joists (lineal feet)	Third Party Net Sales and Revenue	$33	$48	$44	$36	$161	$35	$171
	Third Party Sales Realizations	$1,266.51	$1,258.14	$1,275.43	$1,257.62	$1,264.35	$1,259.46	$1,180.45
	Third Party Sales Volumes	26	38	34	30	128	29	145
	Production Volumes	30	34	32	26	122	26	133
Oriented Strand Board (square feet 3/8')	Third Party Net Sales and Revenue	$85	$89	$97	$90	$361	$72	$334
	Third Party Sales Realizations	$192.16	$178.43	$176.33	$173.28	$179.57	$177.84	$207.92
	Third Party Sales Volumes	445	498	549	516	2,008	408	1,607
	Production Volumes	494	518	574	541	2,127	429	1,721
Softwood Plywood (square feet 3/8')	Third Party Net Sales and Revenue	$17	$16	$18	$18	$69	$15	$73
	Third Party Sales Realizations	$263.83	$271.01	$260.23	$274.02	$267.13	$250.61	$279.58
	Third Party Sales Volumes	63	61	69	65	258	57	260
	Production Volumes	53	48	49	47	197	43	212
Hardwood Lumber (board feet)	Third Party Net Sales and Revenue	$58	$63	$17	$—	$138	$51	$223
	Third Party Sales Realizations	$845.42	$858.51	$861.33	$—	$853.30	$833.75	$829.40
	Third Party Sales Volumes	69	73	20	—	162	61	269
	Production Volumes	58	62	15	—	135	51	231

Weyerhaeuser Company	Cellulose Fibers Segment
Q4.2011 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Total net sales and revenues	$506	$526	$503	$523	$2,058	$511	$1,911
Cost of products sold	400	422	349	370	1,541	356	1,424
Gross margin	106	104	154	153	517	155	487
Selling, general and administrative expenses	22	24	24	24	94	21	82
Research and development expenses	2	2	2	2	8	2	8
Charges for restructuring, closures and impairments	—	—	—	1	1	—	—
Other operating income, net	(5)	(3)	(4)	(7)	(19)	(7)	(20)
Operating income	87	81	132	133	433	139	417
Interest income and other	(1)	(1)	3	1	2	(1)	(5)
Net contribution to earnings	$86	$80	$135	$134	$435	$138	$412
Selected Segment Items

	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Depreciation, depletion and amortization	$36	$35	$37	$36	$144	$39	$145
Total decrease (increase) in working capital	$20	$(32)	$(9)	$(26)	$(47)	$21	$(52)
Cash spent for capital expenditures	$(26)	$(23)	$(43)	$(54)	$(146)	$(46)	$(119)
Segment Statistics

		Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Pulp (air-dry metric tons)	Third Party Net Sales and Revenue (millions)	$398	$409	$391	$419	$1,617	$402	$1,489
	Third Party Sales Realizations	$912.12	$960.04	$919.65	$894.71	$920.93	$926.29	$868.91
	Third Party Sales Volumes (thousands)	436	426	426	468	1,756	434	1,714
	Production Volumes (thousands)	437	410	462	460	1,769	453	1,774
Liquid Packaging Board (tons)	Third Party Net Sales and Revenue (millions)	$85	$93	$87	$81	$346	$88	$337
	Third Party Sales Realizations	$1,148.29	$1,194.46	$1,164.99	$1,151.48	$1,165.31	$1,081.52	$1,083.31
	Third Party Sales Volumes (thousands)	74	77	76	70	297	81	311
	Production Volumes (thousands)	67	80	81	79	307	84	316

Weyerhaeuser Company	Real Estate Segment
Q4.2011 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Total net sales and revenues	$160	$191	$211	$276	$838	$305	$923
Cost of products sold	126	147	164	191	628	228	696
Gross margin	34	44	47	85	210	77	227
Selling, general and administrative expenses	35	36	36	37	144	45	160
Charges for restructuring, closures and impairments	1	1	2	10	14	17	21
Other operating income, net	—	—	—	(1)	(1)	(1)	(1)
Operating income (loss)	(2)	7	9	39	53	16	47
Interest income and other	1	1	1	2	5	—	49
Impairments of investments and other related charges	—	—	—	—	—	(3)	(3)
Loss attributable to noncontrolling interests	—	—	—	—	—	—	(2)
Net contribution to earnings	$(1)	$8	$10	$41	$58	$13	$91

Selected Segment Items

	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Depreciation and amortization	$3	$3	$3	$3	$12	$4	$16
Cash spent for capital expenditures	$(1)	$—	$(1)	$(1)	$(3)	$(2)	$(5)

 Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Charges for restructuring and impairments (1)	$—	$—	$—	$—	$—	$(20)	$(20)

(1)	Fourth quarter 2011 charges for restructuring, closures and impairments were mostly offset by other nonrecurring income.

Segment Statistics

	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Net sales and revenues:
Single-family housing	$152	$180	$204	$232	$768	$266	$842
Land	7	11	5	44	67	25	64
Other	1	—	2	—	3	14	17
Total net sales and revenue	$160	$191	$211	$276	$838	$305	$923
Single-family homes sold	535	521	440	406	1,902	385	1,914
Single-family homes closed	363	459	508	582	1,912	606	2,125
Single-family homes sold but not closed (backlog)	611	673	605	429	429	439	439
Single-family average price of homes closed (in thousands)	$419	$391	$403	$398	$402	$439	$396
Single-family home gross margin - excluding impairments (1)	21.7%	22.4%	23.0%	25.4%	23.3%	26.1%	23.7%

(1)	Single-family gross margin excluding impairments equals revenue less cost of sales and period costs (other than impairments and deposit write-offs).

Weyerhaeuser Company	Corporate & Other Segment
Q4.2011 Analyst Package
Preliminary results, subject to audit
Corporate and Other includes certain gains or charges that are not related to an individual operating segment and the portion of items such as share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and other general and administrative expenses that are not allocated to the business segments. Historically, Corporate and Other included the results of our transportation operations. This included our five short line railroads that were sold at the end of 2010 and Westwood Shipping Lines that was sold on September 30, 2011. Westwood results are included in our results of discontinued operations.
Segment Statement of Operations

in millions	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Trade sales and revenues (unaffiliated customers)	$—	$—	$—	$—	$—	$6	$22
Intersegment sales	—	—	—	—	—	1	3
Total net sales and revenues	—	—	—	—	—	7	25
Cost of products sold (1)	6	4	3	7	20	(6)	(38)
Gross margin	(6)	(4)	(3)	(7)	(20)	13	63
Selling, general and administrative expenses	42	12	5	21	80	25	73
Charges for restructuring, closures and impairments	1	2	1	—	4	6	12
Other operating costs (income), net	2	1	16	2	21	(46)	(54)
Operating income (loss)	(51)	(19)	(25)	(30)	(125)	28	32
Interest income and other	8	8	9	8	33	9	33
Net contribution to earnings from continuing operations	(43)	(11)	(16)	(22)	(92)	37	65
Net contribution to earnings from discontinued operations (2)	2	(11)	54	—	45	4	6
Net contribution to earnings	$(41)	$(22)	$38	$(22)	$(47)	$41	$71

(1)	Cost of products sold include the portion of pension and postretirement costs (credits) and other costs retained by the Corporate segment allocable to production employees.
(2)
Third quarter 2011 includes a $9 million gain and second quarter 2011 includes charges of $13 million related to businesses we have divested in prior years. Third quarter 2011 also includes a $49 million gain on the sale of Westwood Shipping Lines.

Selected Segment Items, Excluding Westwood Shipping Lines

	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Depreciation, depletion and amortization	$12	$10	$10	$9	$41	$11	$46
Total decrease (increase) in working capital	$(47)	$8	$30	$(55)	$(64)	$98	$777
Cash spent for capital expenditures	$—	$—	$(1)	$—	$(1)	$—	$(1)
Share-based compensation expense (income)	$16	$(5)	$(12)	$6	$5	$8	$15
Foreign exchange losses (gains)	$(6)	$(1)	$16	$(4)	$5	$(5)	$(11)
Pension and postretirement costs (credits) retained by Corporate segment	$12	$3	$6	$5	$26	$(19)	$(74)
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2011	Q2.2011	Q3.2011	Q4.2011	YTD.2011	Q4.2010	YTD.2010
Gain on sale of five short line railroads	$—	$—	$—	$—	$—	$46	$46
Charges for restructuring, closures and impairments	—	—	—	—	—	(7)	(7)
Total special items from continuing operations	—	—	—	—	—	39	39
Gain on sale of property	—	—	9	—	9	—	—
Gain on sale of Westwood Shipping Lines	—	—	49	—	49	—	—
Total	$—	$—	$58	$—	$58	$39	$39